PROMISSORY NOTE

$20,000,000.00	Houston, Texas	June 16, 2006, effective as of March 31, 2006

FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned (“Makers”) jointly and severally promise to pay to the order of STERLING BANK (“Payee”), at its banking quarters in Houston, Harris County, Texas, the sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as may be advanced against this Note pursuant to the Amended and Restated Credit Agreement dated of even date herewith by and between Makers and Payee (as amended, restated or supplemented from time to time, the “Credit Agreement”), together with interest at the rates and calculated as provided in the Credit Agreement.

Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, the availability of Makers to receive advances under this Note and certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

This Note is issued pursuant to and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Makers may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

Without being limited thereto or thereby, this Note is secured by the Security Instruments.

THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

MAKERS:
UNITED HERITAGE CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson
Chief Executive Officer and President

LOTHIAN OIL INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL (USA) INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

LOTHIAN OIL TEXAS I, INC.

By:	/s/ C. Scott Wilson
C. Scott Wilson
Chief Financial Officer

UHC NEW MEXICO CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson,
Chief Executive Officer and President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 16th day of June 2006, by Daniel G. Steele, Senior Vice President, of Sterling Bank, a Texas state chartered banking institution, on behalf of said banking institution.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Executive Officer and President of United Heritage Corporation, a Utah corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil Inc., a Delaware corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil (USA) Inc., a Texas corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, Chief Financial Officer of Lothian Oil Texas I, Inc., a Texas corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
This instrument was acknowledged before me on this 15th day of June 2006, by C. Scott Wilson, President and Chief Executive Officer of UHC New Mexico Corporation, a New Mexico corporation, on behalf of said corporation.

/s/ Rhonda Muschalik
NOTARY PUBLIC, STATE OF TEXAS